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                                  EXHIBIT 10.39

This instrument was prepared by ____________________ whose address
__________________

NORTH CAROLINA, TRANSYLVANIA COUNTY

        THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT, made and entered into this 23rd day of May, 2003 by and between CHICKADEE PARTNERS, L.P. (hereinafter called the Grantor), and Richard J. Driscoll, Trustee of Tarrant County, Texas (hereinafter called the Trustee), and FIRST SAVINGS BANK, A F.S.B. (hereinafter called the Beneficiary);

RECITALS:

        The Grantor is indebted to the Beneficiary in the sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) as evidenced by Grantor's note of even date herewith (hereinafter referred to as the Note), which Note is due and payable in full on or before the 23rd day of May, 2004.

        The Grantor desires to secure (a) the payment of the Note with interest and any renewals, modifications or extension thereof, in whole or in part, and
(b) the additional payments hereinafter agreed to be made, by a conveyance of the lands and security interests hereinafter described and an assignment of the rents hereinafter described.

        NOW, THEREFORE, in consideration of the premises and for the purposes aforesaid, and in further consideration of the sum of One Dollar ($1.00) paid to the Grantor by the Trustee, receipt of which is hereby acknowledged, the Grantor has given, granted bargained and sold, and by these presents does give, grant, bargain, sell and convey unto the Trustee, his heirs, successors and assigns, the following property (hereinafter referred to as the Mortgaged Premises):

        (a) The real property lying and being in Transylvania County, North Carolina and described in the legal description attached as Exhibit "A" hereto and incorporated herein by reference (hereinafter referred to as the Land).

        (b) All buildings, structures, additions and improvements now or hereafter located in, on or about the Land, and all of the Grantor's building materials intended for incorporation but not incorporated in the improvements to the Land, and all furnishings, furniture, fixtures, machinery, equipment, tools, and all other personal property or chattels used in connection with the operation of such improvements, specifically including, without limitation, appliances, gas and electric fixtures and systems, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures and systems, carpeting and other floor covering, water heaters, air conditioning apparatus and systems, window screens, awnings, storm sashes AND ANY OTHER

DEED OF TRUST, SECURITY AGREEMENT
AND FINANCING STATEMENT - PAGE 1

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PERSONAL PROPERTY COLLATERAL DESCRIBED IN ANY SCHEDULE OF ADDITIONAL PERSONAL
PROPERTY COLLATERAL ATTACHED HERETO, whenever acquired by the Grantor and now or hereafter located in, upon, or under the Loan, together with all addition and accessions thereto and replacements and proceeds thereof (hereinafter collectively referred to as the Improvements);

        (c) All rents, issues, profits, royalties, income and other benefits derived from the Land and the Improvements (hereinafter given to the Grantor to collect and apply such Rents, and the proceeds from any insurance or condemnation award relating to the Land and the Improvements; and

        (d) All easements, rights-of-way and rights used in connection with the Land and the Improvements or as a means of access thereto, and all tenements, hereditaments and appurtenances thereof and thereto.

        TO HAVE AND TO HOLD the Mortgaged Premises unto the Trustee, his heirs, successors and assigns, in fee simple forever, upon the trusts and for the uses and purposes hereinafter set out;

        And the Grantor covenants with the Trustee that the Grantor is seized of the Mortgaged Premises in fee and has the right to convey the same in fee simple; that the same are free and clear of all encumbrances, and that the Grantor will warrant and defend the title to the same against the lawful claims of all persons whomsoever.

        THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST, that if the Grantor shall pay the Note in accordance with its terms, together with interest thereon, and any renewals or extensions thereof in whole or in part, and shall comply with all the covenants, terms and conditions of this Deed of Trust, then this conveyance shall be null and void and may be canceled of record at the request and at the cost of the Grantor. If, however, there shall be any default in any of the terms, conditions or covenants contained in any loan document executed by Grantor ir in connection with the Note and the Deed of Trust, or in the event of actual or threatened demolition or injury or wast to the Mortgaged Premises which may impair the value of the Mortgaged Premised, or if a receiver should be appointed for, or a petition in a bankruptcy filed by or against the Grantor, then and in any of such events, the Note shall, at the option of the Beneficiary, become at ones due and payable, regardless of the maturity date thereof, and on the application of the Beneficiary it shall be lawful for and the duty of the Trustee, and her is hereby authorized and empowered to expose to sale and to sell the Mortgaged Premises or any part thereof at a public auction to the highest bidder for cash, after having first complied with all applicable requirement of North Carolina law with respect to the exercise of powers of sale contained in deeds of trust and upon such sale, the Trustee shall collect the purchase proceeds and convey title to the portion of the Mortgaged Premises so sold to the purchaser in fee simple. After retaining from the proceeds of such sale a commission for his services as hereinafter provided and all expenses incurred by him, including reasonable attorneys' fees for legal services actually performed, the Trustee shall apply the residue of the proceeds, first to the reimbursement of the Beneficiary for all sums expended or incurred by the Beneficiary under this Deed of Trust or to establish, preserve or enforce this Deed of Trust; second, to the payment of the

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Note and interest thereon; and the balance, if any, shall be paid to the Grantor or other person lawfully entitled thereto. the Grantor agrees that in the event of a sale hereunder, the Beneficiary shall have the right to bid at such sale and shall have the right to credit the indebtedness secured hereby against the purchase price. The Trustee shall have the right to designate the place of sale in compliance with applicable law, and the sale shall be held at the place designated by the notice of sale. The Trustee may require the successful bidder at any sale. The bid may be rejected if the deposit immediately with the Trustee cash or certified check in an amount up to twenty-five percent (25%) of the bid, provided notice of such requirement is contained in the advertisement of the sale. The bid may be rejected if the deposit is not immediately made. Such deposit shall be refunded in case a resale is had because of an upset bid or if the Trustee is unable to convey the portion of the Mortgaged Premises so sold to the bidder because the power of sale has been terminated in accordance with applicable law. If the purchaser fails to comply with its bid, the deposit shall be applied to the expenses of the sale and the residue, if any, shall be applied to the indebtedness secured hereby. In all other cases, the deposit shall be applied to the purchase price. Pursuant to Section 25-9-501(4) of the North Carolina General Statutes (or any amendment thereto), the Trustee is expressly authorized and empowered to expose to sale and sell, together with the real estate, any portion of the Mortgaged Premises which constitutes personal property. If personal property is sold hereunder, it need not be at the place of sale. The notice of sale, however, shall state the time and place where such personal property may be inspected prior to sale. The Mortgaged Premises may be sold in such parcels or lots as the Trustee may determine without regard to principles of marshaling and the Mortgaged Premises may be sold at one sale or in multiple sales as determined by the Trustee. The exercise of the power of sale hereunder by the Trustee on one or more occasions shall not be deemed to extinguish the power of sale, which power of sale shall continue in full force and effect until all the Mortgaged Premises shall have been finally sold and properly conveyed to the purchasers at the sales. The Trustee's commission shall be five percent (5%) of the gross proceeds of the dale or five hundred dollars ($500.00), whichever is greater, for a completed foreclosure. In the event foreclosure is commenced, but not completed, the Grantor shall pay all expenses incurred by the Trustee, including reasonable attorneys' fees, and a partial commission computed on five percent (5%) of the outstanding indebtedness or five hundred dollars ($500.00), whichever is greater, in accordance with the following schedule: one-fourth (1/4th) thereof before the Trustee issues a notice of hearing on the right to foreclose; one-half (1/2)thereof after issuance of said notice, three-fourths (3/4ths) thereof after such hearing; and the greater of the full commission or minimum sum after the initial sale.

        The terms and provisions of any loan agreement between the Grantor and the Beneficiary relating to the loan evidences by the Note are incorporated herein by reference and shall govern the disbursement and application of loan funds. A default under any such loan agreement shall for all purposes constitute a default hereunder and under the Note. In the event of any default under this Deed of Trust, the Beneficiary may, at its option, defer application by it to the Trustee to sell the Mortgaged Premises and may take action under and invoke such other rights and remedies as may be provided in any such loan agreement or in this Deed of Trust.

        The Grantor covenants and agrees that Grantor will:

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        1.      Furnish to the Beneficiary without cost to the Beneficiary and annual statement, in form and certified in a manner satisfactory to Beneficiary, setting forth all income and expenses derived or incurred from the operation of the Grantor's business conducted upon the Mortgaged Premises. Such annual statements shall be furnished within one hundred twenty (120) days from the end of the calendar or fiscal year of such operations.

        2.      Pay the indebtedness as hereinbefore provided.

        3. Pay, when due, all real and personal property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including without limitation non-governmental levies or assessments such as owner association dues or charges or fees and maintenance charges, which are assessed or imposed upon the Mortgaged Premises, all of which taxes and assessments are hereinafter referred to as Impositions; if at any time after the date hereof, there shall be assessed or imposed (a) a tax or assessment on the Mortgaged Premises in lieu of or in addition to the Impositions payable by Grantor or (b) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, Grantor shall pay and discharge all such taxes, assessments or fees before they become delinquent, or, at the option of Beneficiary, all obligations secured hereby with interest thereon shall immediately become due and payable.

        4. Keep the buildings now or hereafter on the Mortgaged Premises insured against loss and damage by fire, tornado and windstorm, and against such other hazards as the Beneficiary may require, including rent loss or business interruption, in amounts satisfactory to the Beneficiary which amounts shall at not time be less than the total replacement cost of such buildings, plus an amount sufficient to prevent any co-insurance liability of the owner of the Mortgaged Premises or the Beneficiary, for the benefit of the Beneficiary, loss, if any, to be made payable in the policy or policies of insurance to the Beneficiary as its interest may appear, the loss payable clauses to be in such form as the Beneficiary may require. All insurance shall be in companies approved by the and the policies and renewals thereof shall, when issued, be immediately delivered to the Beneficiary to be held by it; Grantor will pay all premiums for such insurance when due and immediately deliver to the Beneficiary official receipts therefor, and if the Grantor fails or refuses to keep the Mortgaged Premises so insured the Beneficiary may obtain such insurance without prejudice to its right to foreclose hereunder by reason of such default. In the event of lose the Grantor will give immediate notice by mail to the Beneficiary who may make proof of loss if not made promptly by the Grantor, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to the Beneficiary instead of the Grantor and the Beneficiary jointly. The proceeds of any insurance, or any part thereof, may be applied by the Beneficiary, at its option, either to the reduction of the indebtedness hereby secured or o the restoration or repair of the property damaged. The Beneficiary may, at its option, pay any such insurance premiums or any Impositions against the Mortgaged Premises of which payment, amount and validity thereof the official receipt shall be conclusive evidence and any amounts so expended shall immediately become debts due by the

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Grantor, shall bear interest at the rate specified in the Note, and their payment shall be secured by this Deed of Trust.

        5. Keep the Mortgaged Premises in as good order, repair and condition as they are now, reasonable wear and tear excepted; provided however, that if this Deed of Trust secures a construction loan, the provisions of this paragraph shall apply to the Mortgaged Premises from and after completion of construction.

        6.      Not commit or permit any waste.

        7. Furnish to the Beneficiary within one hundred and twenty (120) days of the end of each fiscal year the financial statements (in form satisfactory to the Beneficiary) of the Grantor and of each guarantor or endorser, if any, of the indebtedness hereby secured.

        8. Not sell, convey, transfer or encumber the Mortgaged Premises, or any part thereof or interest therein, legal or equitable, without the prior written consent of the Beneficiary; provided, however, that Grantor may dispose of, free and clear of the security interest granted herein and the lien hereof, any personal property or fixtures which , in the reasonable judgement of Grantor, have become obsolete or not for use or which are no longer useful Grantor's operation, in the condition that Grantor shall replace such personal property or fixtures by, or substitute for the same, other personal property or fixtures (not necessarily of the same character) owned by Grantor, which shall
(a) be of at least equal value to the personal property or fixtures disposed of and (b) perform a function or serve a purpose of the same as, similar to or related to that of the personal property or fixtures disposed of. Any such replacement personal property or fixtures shall forthwith, without further action, become subject to the security interest granted in, and the lien created by, this Deed of Trust, and such security interest is hereby granted by Grantor. Beneficiary's consent to any conveyance or encumbrance may be conditioned upon an increase in the interest rate specified in the Note, an extension or curtailment of the maturity of the Note, or other modification of the Note or this Deed of Trust. For purposes of this paragraph 8, a change of ownership of general partnership interests in the Grantor or any guarantor (if Grantor or any guarantor is a partnership or joint venture) or a material change in the structure of the Grantor or any guarantor (if the Grantor or any guarantor is a corporation), including, without limitation, a change in principal stockholders or their respective interests, shall be considered a conveyance or transfer of the Mortgaged Premises.

        Grantor represents, warrants and agrees that (a) no Hazardous Material (as hereinafter defined) has been used or placed on the Mortgaged Premises in violation of any applicable Environmental Laws (as hereinafter defined); (b)no notice has been received with regard to any hazardous Material on the Mortgaged Premises; (c) the Mortgaged Premises are presently in compliance with all Environmental Laws; (d)no action, investigation or proceeding is pending or to Grantor's knowledge threatened which seeks to enforce any right or remedy against Grantor or the Mortgaged Premises under any Environmental Law; (e) Grantor shall permit no installation or placement of Hazardous Material on the Mortgaged Premises in violation of Environmental laws; (f) Grantor shall permit no release of Hazardous Material onto or from the Mortgaged Premises; (g)

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Grantor shall cause the Mortgaged Premises to comply with applicable
Environmental Laws and shall keep the Mortgaged Premises free and clear of any liens imposed pursuant to any applicable Environmental Laws; (h) all licenses, permits and other governmental or regulatory actions necessary for the Mortgaged Premises to comply with Environmental Laws (the "Permits") shall be obtained and maintained and Grantor shall assume compliance therewith; and (i) Grantor shall give the Beneficiary prompt written notice if Grantor receives any notice with regard to Hazardous Material on, from or affecting the Mortgaged Premises and shall conduct and completer all investigations and all cleanup actions necessary to remove, in accordance with applicable Environmental Laws, such Hazardous Material from the Mortgaged premises. Grantor shall indemnify and hold harmless the Beneficiary from and against all losses, expenses (including, without limitation, attorneys' fees) and claim of every kind suffered by or asserted against Beneficiary as a direct or indirect result of (a) the presence on or release from the Mortgaged Premises of any Hazardous Material, whether or not cause by Grantor, (b) the violation of any Environmental Laws applicable to the Mortgaged Premises, whether or not caused by Grantor; (c) the failure by Grantor to comply fully with the terms and provisions of this paragraph, or (d) any warrant or representation made by Grantor in this paragraph being false or untrue in any material respect. For purposes of the Deed of Trust, "Hazardous Material" Means polychlorinated biphenyls, petroleum, flammable explosive, radioactive materials, asbestos and any hazardous, toxic or dangerous waste, substance or material defined as such in (for purposes of ) the Environmental Laws or listed as such by the Environmental Protection Agency. "Environmental Laws" means any current or future governmental law, regulation or ruling applicable to environmental conditions on, under or about the Mortgaged Premises including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, The Toxic Substances Control Act and the Clean Water Act. Grantor's obligations under this paragraph shall survive a foreclosure of or exercise of power of sale under this Deed of Trust, a delivery of a deed in lieu of foreclosure, and a cancellation or termination of record of this Deed of Trust.

        Any Grantor who executes this Deed of Trust but does not execute the Note has executed this Deed of Trust only to subject whatever interest, if any, such Grantor has or may hereafter have in the Mortgaged Premises to the lien of the Deed of Trust, has no personal liability on the Note or under this Deed of Trust (nothing herein limits or affects such Grantor's liability to the Beneficiary under any separate guaranty or any other instrument), and agrees that the Beneficiary and any other Grantor hereunder may extend, modify forbear, or make any other accommodations with regard to the terms of this Deed of Trust or the Note without such Grantor's consent and without releasing such Grantor hereunder or modifying or affecting the Deed of Trust as to such Grantor's interest in the Mortgaged Premises.

        As further security for the payment of the Note and for the faithful performance of all the covenants, agreements, terms and provisions of this Deed of Trust Grantor hereby sells, transfers and assigns unto Beneficiary all the right, title and interest of the Grantor in and to the Rents, and to that end Grantor hereby assigns and sets over unto the said Beneficiary all leases of the Mortgaged Remises now made, executed or delivered, whether written or verbal, or to be hereafter made, be the same written or verbal (such leased are hereinafter referred to individually and collectively as

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Tenants' Leases), and Grantor does hereby authorize and empower the Beneficiary to collect the Rents, as they shall become due, and does hereby direct each and all of the tenants of the Mortgaged Premises to pay the Rents, as they may now be due or shall hereafter become due to the Beneficiary, upon demand for payment thereof by Beneficiary; it being understood and agreed, however, hat no such demand shall be made unless and until there has been a default in the payment of the indebtedness secure hereby or in the faithful performance of all the covenants, agreement, terms and provisions of this Deed of Trust or the Note; and until such demand is made, Grantor is authorized to collect or continue collecting the Rents; but that such privilege to collect or continue collecting, as aforesaid, by the Grantor shall not operate to permit the collection of any Rents more than (30) days in advance of the date same are due under the terms and provisions of the Tenant's Leases.

        Grantor covenants and agrees: (i) that Grantor will promptly and fully keep, perform and comply with all the terms, provisions, covenants, conditions and agreements imposed upon or assumed by Grantor as Landlord (or similar designation) under the Tenants' Leases; and (ii) that Grantor will not do, permit anything to be done, or omit or refrain from doing anything, the doing or omission of which will give any tenant a right to terminate any of the Tenants' Leases.

        Any default in any of the terms, conditions, covenants or agreements contained in any separate assignment of Grantor's interest in leases given additional security for the indebtedness secured hereby shall constitute an event of default under this Deed of Trust.

        If Grantor shall, in any manner, fail in any of the above covenants and agreements contained in this Deed of Trust, Beneficiary may (bu shall not be obligated to) take any action Beneficiary deems necessary or desirable to prevent or cure any default or failure by Grantor in the performance of or compliance with any of Grantor's covenants or obligations hereunder. Beneficiary shall have the right to enter upon the Mortgaged Premises to such extent and as often as Beneficiary, in its sole discretion, deems necessary or desirable in order to prevent or cure any such default by Grantor. In addition, if any legal proceeding (such as bankruptcy, condemnation, forfeiture or other legal or regulatory proceeding) that may affect the Beneficiary's rights or interests in the Mortgaged Premises (or any part thereof) is instituted or brought, the Beneficiary may do and pay for that which is necessary or desirable to protect or preserve such right or interests (including, without limitation, the employment of an attorney or other professional(s), Beneficiary may expend such sums of money as Beneficiary, in its sole discretion, deems necessary for any such purpose, and Grantor hereby agrees to pay to Beneficiary, immediately upon demand, all sums so expended by Beneficiary, together with interest thereon form the date of each such payment at the rate provided for in the Note. All sums so expended by Beneficiary, and the interest thereon, shall be added to and secured by the lien of this Deed of Trust.

        Upon the condemnation of the Mortgaged Premises or any part hereof, this Deed of Trust shall become a lien, charge and encumbrance upon the proceeds or award realized a result of any such proceeding or of any settlement or payment made in lieu of any such proceeding. Grantor hereby grants to the Beneficiary a security interest in any proceeds or award paid pursuant to any condemnation proceeding or pursuant to any settlement of any proceeding in lieu of any such

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proceeding and hereby agrees to execute such further assignments of such proceeds and awards as Beneficiary may require. Grantor further covenants and agrees that Beneficiary may (and is hereby authorized and empowered but not required to) collect and receive any such proceeds or award and, if received by Grantor, Grantor shall pay over and deliver immediately to the Beneficiary all condemnation awards or proceeds to be held by the Beneficiary in trust and applied pursuant to the terms of paragraph (a) and (b) as follows:

        (a) In the event the entire Mortgaged Premises shall be take by condemnation or in settlement of any threat of condemnation, the amount of any such award shall be paid over to the Beneficiary and applied in payment in whole or in part of the indebtedness secured hereby, notwithstanding that the same may not be due and payable, and any excess shall be delivered to the arty or parties legally entitled thereto. In the event of a partial taking of the Mortgaged Premises, the amount of any award as determined by the commissioners, the jury or the judge to be necessary to prevent impairment of the security of this Deed of Trust shall be set aside, withheld or aid over to the Beneficiary and applied to the indebtedness secured hereby, notwithstanding that the same may not be due and payable, and the excess of such award or proceeds shall be delivered to Grantor or other party or parties legally entitled thereto. Upon any partial taking of the Mortgaged Premises, Grantor covenants with the Beneficiary to restore the Mortgaged Premises as near as possible to the condition thereof immediately prior to such taking and to apply Grantor's portion of any award paid in such proceeding together with any other necessary funds to completely and fully pay for the costs of restoration. Any amounts applied to the principal of the Note shall be applied to principal last maturing thereon.

        (b)     Notwithstanding any contrary provision of this Deed of Trust,
(i) upon condemnation of the entire Mortgaged Premises, or (ii) if it shall at any time be determined that N.C. Gen. Stat. Sec. 40A-68 shall for any reason be unenforceable or inapplicable to this Deed of Trust, upon partial condemnation of the Mortgaged Premises, the entire unpaid balance of the Note shall, at the option of the Beneficiary, at once become due and payable, whereupon the amount of any such award shall be aid over to the Beneficiary and applied in accordance with the first sentence of subparagraph (a) of this paragraph.

        The Beneficiary shall have the right to inspect the Mortgage Premises at all reasonable times, and access thereto shall be permitted for that purpose to the Beneficiary or its authorized agents or representatives.

        The Beneficiary shall have the right, after default in any of the terms, covenants or agreements herein contained, or contained in the Note, to the appointment of a receiver, without notice to the Grantor or any other party, to collect the Rents from the Mortgaged Premises without notice to the Grantor (the Grantor hereby waiving any right to such notice) and without consideration of the value of the Mortgaged Premises or the solvency of any person liable for the payment of the amounts then owing, and all amounts collected by the receiver shall, after expenses of the receivership, be applied to the payment of the indebtedness hereby secured , and the Beneficiary, at its option, in lieu of an appointment of a receiver, shall have the right to do the same. If such

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receiver should be appointed, or if there should be a sale of the Mortgaged
Premises, as provided above, the Grantor, or any person in possession of the Mortgaged Premises thereunder, as tenant or otherwise, shall become a tenant at will of the receiver or of the purchaser and may be removed by a writ of ejectment or other lawful remedy.

        No delay or forbearance by the Beneficiary in exercising any or all of its rights hereunder or tights otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default as set forth herein or in the event of any subsequent default hereunder, and all such rights shall be cumulative. In case the Beneficiary or the Trustee voluntarily or otherwise shall become a party to any suit or legal proceeding to protect the Mortgaged Premises or to protect the lien of this Deed of Trust, the Trustee and the Beneficiary shall be saved harmless and shall be reimbursed by the Grantor for any amounts paid, including all reasonable costs, charges and attorneys' fees incurred in any such suit or proceeding, which obligations shall be secured by the Deed of Trust.

        Grantor hereby waives any rights or remedies on account of any extensions of time, releases granted or other dealings between Beneficiary and any subsequent owner of the Mortgaged Premises herein conveyed or pledged as said activities are contemplated or otherwise addressed in Section 45-45.1 of the North Carolina General Statutes or any similar or subsequent law. The foregoing waiver shall not be construed as affecting or otherwise amending the covenants and agreements of Grantor in Paragraph 8 hereof.

        The parties hereto shall in no event be deemed to have contracted for a greater rate of interest that the maximum rate permitted by law. Should a greater amount be collected, it shall be construed as a mutual mistake of the parties and the excess shall be returned to the party paying same.

        The Grantor, in order to more fully protect the security of this Deed of Trust, agrees that in addition to the monthly payments of principal, and interest under the terms of the Note, Grantor will, upon the request of the Beneficiary, pay on the first day of each month, or on the due date of monthly payments of principal, to the Beneficiary or to its duly authorized agent a sum equal to one-twelfth of the known or estimated (by the Beneficiary) yearly taxes, assessments and insurance premiums on or against the Mortgaged Premises. The Beneficiary shall hold such payments (and Grantor does hereby expressly agree that Beneficiary shall be under no obligation to pay interest thereon) and shall apply the same to the payment of taxes, assessments and insurance premiums as and when due. If the total of such monthly payments shall exceed Th amount needed, the excess shall be held for future needs; but, should such monthly payments at any time fail to provide sufficient funds to pay taxes, assessments and insurance premiums when due, then the Grantor shall, upon demand, pay to the Beneficiary the amount necessary to cover the deficiency. When the Grantor shall have paid the Note, the Beneficiary shall refund to the Grantor or other person lawfully entitled thereto any excess funds accumulated hereunder. In the event of a foreclosure sale of the Mortgaged Premises, the Beneficiary may apply any balance remaining of the funds accumulated hereunder. In the event of a foreclosure sale of the Mortgaged Premises, the Beneficiary may apply any balance remaining of the funds accumulated for the above purposes to the payment of the Note.

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        The Beneficiary shall at any time have the irrevocable right to remove the Trustee herein named without notice or cause and to appoint his successor by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to record in this State, and in the event of the death or resignation of the Trustee herein named, the Beneficiary shall have the right to appoint his successor by such written instrument. Any Trustee so appointed shall be vested with the title to the Mortgaged Premises, and shall possess all the powers, duties and obligations herein conferred on the Trustee in the same manner and to the same extent as though her were named herein as Trustee.

        All the terms and conditions of the commitment, if any, upon which the loan hereby secured was predicated and any amendments thereto are incorporated by this reference and made a part hereof and should Grantor default with respect to any term or provision thereof, such default shall constitute a default hereunder and under the Note.

        This Deed of Trust shall constitute a security agreement pursuant to the Uniform Commercial Code for any items constituting a part of the Mortgaged Premises which, under applicable law, may be subjected to a security interest pursuant to the Uniform Commercia Code, and Grantor hereby grants Beneficiary a security interest in such items. Grantor agrees that Beneficiary may file this Deed of Trust, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of such items including, without limitation, those items which are, or are to become fixtures with respect to the Land. In addition, Grantor agrees to Executed an deliver to Beneficiary, upon Beneficiary's request, any financing statements, as well as extensions, renewals and amendments thereof, as Beneficiary may require to perfect a security interest with respect to such items. Grantor shall ay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof. Without the prior written consent of the Beneficiary, Grantor shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in such item, including replacements and addition thereto. Upon Grantor's breach of any covenant or agreement of Grantor contained herein, Beneficiary shall have the remedies of a secured party under the Uniform Commercial Code. In exercising any of said remedies, Beneficiary may proceed against the items of real property and any items of personal property specified above as part of the Mortgaged Premises separately or together and in any order whatsoever, without in any way affecting the availability of Beneficiary's remedies under the Uniform Commercia Code or the remedies provided herein. THE COLLATERAL IS OR INCLUDES FIXTURES.

        The covenants, terms and conditions herein contained shall bind, and the benefits and powers shall inure to the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used herein, the singular number shall include the plural, the plural the singular, and the term "Beneficiary" shall include any payee of the indebtedness hereby secured and any transferee or assignee thereof, whether by operation of law or otherwise.

        THIS DEED OF TRUST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY

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

MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

        All notices required to be given under this Deed of Trust shall be sent by certified or registered mail, return receipt requested, and addressed as follows:

                     (a)      If intended for Grantor:

                              Chickadee Partners, L.P.
                              216 E. Abrams Street
                              Arlington, Texas 76010
                              Attn: Charles W. Green

                     (b)      If intended for Beneficiary:

                              First Savings Bank, A F.S.B.
                              301 S. Center Street
                              Arlington, Texas 76004
                              Attn: Richard J. Driscoll

        Either Grantor or Beneficiary may change the person and address to which notices shall be given hereunder by giving written notice of such change in the manner set forth above.

        Beneficiary shall have the continuing, irrevocable right and power, from time to time, without notice to Grantor and without specifying any reason therefor, to remove the Trustee maned herein and any successor Trustee and to appoint a substitute Trustee by filing for record in the county in which the Mortgaged Premises is located an instrument duly acknowledged appointing such substitute Trustee, and the substitute Trustee shall thereupon become the successor to the tile to the Mortgaged Premises and the same shall be vested in him in trust for the objects and purposes set forth in this Deed of Trust as if such substitute Trustee had originally been named Trustee herein with all the powers, duties and obligations conferred upon Trustee in this Deed of Trust.

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

        IN WITNESS THEREOF, the Grantor has caused this Deed of Trust to be executed under seal the day and year first above written.

                           GRANTOR:

                           CHICKADEE PARTNERS, L.P.

                           BY: BOSQUE-CHICKADEE MANAGEMENT COMPANY, LLC General Partner

                                By:         /s/ Charles W. Green
                                   -------------------------------------
                                        Charles W. Green, President

STATE OF TEXAS            )
                          )
COUNTY OF TARRANT         )

        BEFORE ME, the undersigned authority, personally appeared Charles W. Green, President of Bosque-Chickadee Management Company, LLC, General Partner of Chickadee Partners, L.P., a Texas limited partnership, on behalf of said partnership.

                                                        /s/ Notary Public
                                                --------------------------------
                                                Notary Public

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

                                   EXHIBIT "A"

Being all of Lot 18 of Block D of the subdivision of a portion of the property of Lake Toxaway Company as shown by a plat thereof recorded in Plat File 8, Slide 354, Records of Plats for Transylvania County, North Carolina.

Subject to all matters shown on the recorded plat hereinabove referred to and to restrictive and protective covenants and easements set out in a deed recorded in Deed Book 195, Page 73, Transylvania County Registry.

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